EXHIBIT 10.2

WAIVER AND AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

WAIVER AND AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of August 14, 2019 (the “Effective Date”), by and among INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation (“ISA”), 7124 GRADE LANE LLC, a Kentucky limited liability company (“7124 Grade Lane”), and 7200 GRADE LANE LLC, a Kentucky limited liability company (“7200 Grade Lane”; and together with ISA, and 7124 Grade Lane, each individually a “Borrower” and collectively, the “Borrowers”), the Guarantors signatory hereto, and BANK OF AMERICA, N.A., a national banking association (including its successors and assigns, “Lender”).

W I T N E S S E T H:

WHEREAS, Borrowers and Lender have entered into a Loan and Security Agreement, dated as of November 9, 2018 (as amended, restated, renewed, extended, substituted, modified and otherwise supplemented from time to time, the “Loan Agreement”), as amended by Amendment No. 1 to Loan and Security Agreement, dated March 1, 2019, among Borrowers and Lender, and certain other Loan Documents (as defined in the Loan Agreement); and

WHEREAS, the Subject Defaults (as hereinafter defined) have occurred and are continuing under the Loan Agreement and the other Loan Documents;

WHEREAS, Borrowers have requested that Lender agree to (i) waive the Subject Defaults and (ii) amend certain provisions of the Loan Agreement, and Lender is willing to do so, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1  DEFINITIONS.

Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Loan Agreement.

SECTION 2   ACKNOWLEDGMENTS.

2.1              Acknowledgment of Obligations. Obligors hereby acknowledge, confirm and agree that as of the close of business on August 8, 2019, Borrowers are indebted to Lender in respect of the Revolver Loans in the principal amount of $4,002,928.24, in respect of the Term Loan in the principal amount of $2,232,142.00,  and in respect of LC Obligations in the amount of $0.  Such amounts, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now payable by Borrowers to Lender, are unconditionally owing by Borrowers to Lender in accordance with the terms of the Loan Documents, without offset, defense or counterclaim of any kind, nature or description whatsoever.

2.2              Acknowledgment of Security Interests. Obligors hereby acknowledge, confirm and agree that Lender has and shall continue to have valid, enforceable and perfected first priority Liens (subject to Permitted Liens set forth in Section 10.2.2 of the Loan Agreement) in the Collateral of Obligors heretofore granted to Lender pursuant to the Loan Documents.

2.3              Binding Effect of Documents.  Each Obligor hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of Obligors contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrowers, enforceable against them in accordance with their respective terms, and Obligors have no valid defense to the enforcement of such obligations, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and to the effect of general principles of equity and (c) Lender is and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

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SECTION 3        WAIVER; RESERVATION OF RIGHTS.

3.1              Acknowledgment of Subject Defaults, Etc.

Obligors hereby acknowledge, confirm and agree that Borrowers have violated the terms and provisions of the Loan Agreement by failing to maintain a Fixed Charge Coverage Ratio of not less than 1.0 to 1.00 as of the end of the months ended May 2019, June 2019 and July 2019, and a result thereof, Events of Default exist and are continuing under Section 11.1(c) of the Loan Agreement (collectively, the “Subject Defaults”).

3.2              Waiver.

Lender hereby waives the Subject Defaults and its right to declare the Obligations immediately due and payable arising from, and to exercise any of their rights and remedies in respect of, the Subject Defaults, subject, in each case, to (i) there being no Default or Event of Default in existence and continuing on the Effective Date after giving effect to this Amendment other than the Subject Defaults, and (ii) the condition set forth in Section 7 hereof.

3.3              No Waiver.

Except as expressly provided in Section 3.2 of this Amendment, Lender has not waived, is not by this Amendment waiving, and has no intention of waiving, any Event of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof, and Lender has not agreed to forbear with respect to any of its rights or remedies concerning any Event of Default which may have occurred or is continuing as of the date hereof or which may occur after the date hereof.

3.4              Reservation of Rights.

Subject to the waiver contained in Section 3.2, Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Loan Agreement and the other Loan Documents as a result of any Event of Default which may be continuing on the date hereof or any Event of Default which may have occurred or occur after the date hereof, and Lender has not waived any of such rights or remedies, and nothing in this Amendment, and no delay on any of their parts in exercising any such rights or remedies, shall be construed as a waiver of any such rights or remedies.

SECTION 4        AMENDMENTS TO LOAN AGREEMENT.  Effective as of the Effective Date:

4.1              Section 1.1 of the Loan Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:

 “Amendment No. 2 Effective Date: August 14, 2019.”

“Capital Expenditures: all liabilities incurred or expenditures made by a Borrower or Subsidiary for the acquisition of fixed assets, or any improvements, replacements, substitutions or additions thereto with a useful life of more than one year.”

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 “FCCR Conversion Date: the date which is five (5) months from the Amendment No. 2 Effective Date, provided, that, no Event of Default exists on such date.  If an Event of Default exists on such date, then the FCCR Conversion Date shall be the date that such Event of Default is waived by Lender.”

4.2              Section 10.2.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“10.3   Capital Expenditures.  At any time before the FCCR Conversion Date, make Capital Expenditures in excess of $200,000 in the aggregate.”

4.3              Section 10.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“10.3   Financial Covenants.  As long as any Commitment or Obligations are outstanding:

10.3.1  Minimum EBITDA.  At all times before the FCCR Conversion Date, Borrowers shall maintain a consolidated EBITDA of not less than the following amounts opposite the respective periods set forth below:

Period	Minimum EBITDA
One month ending August 31, 2019	($100,000)
Two months ending September 30, 2019	$0
Three months ending October 31, 2019	$377,000
Four months ending November 30, 2019	$617,000
Five months ending December 31, 2019 and, if the FCCR Conversion Date has not occurred, the five months ending on the last day of each month thereafter	$782,000

Compliance with the foregoing shall be evidenced by delivery of the Compliance Certificate required under Section 10.1.2(c).

10.3.2  Fixed Charge Coverage Ratio.  At all times after the FCCR Conversion Date, maintain a Fixed Charge Coverage Ratio of at least 1.0:1.0, determined as of the last day of each month, commencing  on the last day of the first month after the FCCR Conversion Date, initially for the six month period then ending and thereafter building, by month, to a trailing twelve month basis.  Compliance with the foregoing shall be evidenced by delivery of the Compliance Certificate required under Section 10.1.2(c).”

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4.4              Section 12 of the Loan Agreement is hereby amended to insert the following new Section 12.17 at the end of such Section:

“12.17  Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any swap contract, Hedging Agreement, or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)        In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender (to the extent applicable in this Agreement) shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)        As used in this Section 12.17, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:  (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

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SECTION 5        BORROWER REPRESENTATIONS, WARRANTIES AND COVENANTS; RELEASE OF CLAIMS.

Obligors hereby represent, warrant and covenant with and to Lender as follows:

5.1              Authorization.

(a)                Each Obligor has the power and authority to execute, deliver and perform this Amendment.

(b)               No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required to be obtained by the Borrower in connection with this Amendment, except consents, authorizations, filings, acts and notices which have been obtained, taken or made and are in full force and effect.

(c)                This Amendment has been duly executed and delivered by Borrower. This Amendment constitutes the legal, valid and binding obligations of the Obligors and is enforceable against the Obligors in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.2              Representations in Loan Documents. Each of the representations and warranties made by or on behalf of Obligors to Lender in any of the Loan Documents was true and correct when made, and is true and correct on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by or on behalf of Obligors on the date hereof (other than such representations and warranties that relate solely to a specific prior date, and other than as expressly waived pursuant to this Amendment).

5.3              Binding Effect; Loan Document. This Amendment and the other Loan Documents to which the Obligors are parties have been duly executed and delivered to Lender by Obligors and are in full force and effect, as modified hereby.  This Amendment shall constitute a Loan Document.

5.4              No Conflict, Etc. The execution, delivery and performance of this Amendment by Borrower will not violate or cause a default under any Loan Document, Applicable Law or material contract of Obligors and will not result in or require the creation or imposition of any Lien on any of its properties or revenues, other than Permitted Liens set forth in Section 10.2.2 of the Loan Agreement.

5.5              No Default or Event of Default. Except for the Subject Defaults, which are expressly waived herein, (i) no Default or Event of Default existed immediately prior to the execution of this Amendment and (ii) no Default or Event of Default will exist immediately after the execution of this Amendment.

5.6              Additional Events of Default. Any misrepresentation by Obligors, or any failure of Obligors to comply with the covenants, conditions and agreements contained in any Loan Document, this Amendment or in any other document, instrument or agreement at any time executed and/or delivered by Obligors with, to or in favor of Lender shall, subject to the terms and provisions of the Loan Agreement and the other Loan Documents, other than the Subject Defaults, shall constitute an Event of Default hereunder, under the Loan Agreement and under the other Loan Documents.

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SECTION 6        RELEASE OF CLAIMS AND WAIVER OF DEFENSES.

In further consideration of the Lender’s execution of this Amendment, the Obligors, on behalf of themselves and their successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees, agents and attorneys hereby forever, fully, unconditionally and irrevocably waive and release the Lender and its successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees, attorneys and agents (collectively, the “Releasees”) from any and all claims, liabilities, obligations, debts, causes of action (whether at law or in equity or otherwise), defenses, counterclaims, setoffs, of any kind, whether known or unknown, whether liquidated or unliquidated, matured or unmatured, fixed or contingent, directly or indirectly arising out of, connected with, resulting from or related to any act or omission by the Lender or any other Releasee with respect to the Loan Documents and any Collateral which occurred on or before the date of this Amendment, other than the Lender’s or any other Releasee’s gross negligence or willful misconduct, as determined by a final and non-appealable judgment of a court of competent jurisdiction (collectively, the “Claims”). The Obligors further agree that no Obligor shall commence, institute, or prosecute any lawsuit, action or other proceeding, whether judicial, administrative or otherwise, to collect or enforce any Claim.

SECTION 7        CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

The effectiveness of the terms and provisions of this Amendment shall be subject to the receipt by Lender of this Amendment duly authorized, executed and delivered by Obligors and by Lender.

SECTION 8        PROVISIONS OF GENERAL APPLICATION.

8.1              Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed as of the Effective Date. To the extent of any conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. Any Loan Document amended hereby shall be read and construed with this Amendment as one agreement.

8.2              Costs and Expenses. Obligors absolutely and unconditionally agree to pay to Lender, on demand by Lender at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by this Amendment are consummated: all reasonable fees and disbursements of counsel to Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and any agreements or certificates delivered in connection herewith, and all reasonable out-of-pocket expenses which shall at any time be incurred or sustained by Lender or its directors, officers, employees or Lenders as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements prepared, negotiated, executed or delivered in connection herewith.

8.3              No Third Party Beneficiaries. The terms and provisions of this Amendment shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment.

8.4              Further Assurances. Obligors shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

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8.5              Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

8.6              Merger. This Amendment sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This Amendment cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.

8.7              Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment.

8.8              Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

8.9              Governing Law; Consent to Jurisdiction and Venue.

(a)                THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(b)               OBLIGORS HEREBY CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY HERETO, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. BORROWER IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.3 OF THE LOAN AGREEMENT. Nothing herein shall limit the right of Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment shall be deemed to preclude enforcement by Lender of any judgment or order obtained in any forum or jurisdiction.

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8.10          Waivers. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT AS REQUIRED BY THE LOAN DOCUMENTS, EACH OBLIGOR WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY HERETO; (B) PRESENTMENT, DEMAND, PROTEST, NOTICE OF PRESENTMENT, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY COMMERCIAL PAPER, ACCOUNTS,  DOCUMENTS,  INSTRUMENTS,  CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH A BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES ANYTHING LENDER MAY DO IN THIS REGARD; (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF ANY COLLATERAL; (D) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY RIGHTS OR REMEDIES; (E) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (F) ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY WAY RELATING TO ANY ENFORCEMENT ACTION, OBLIGATIONS, LOAN DOCUMENTS OR TRANSACTIONS RELATING THERETO; AND (G) NOTICE OF ACCEPTANCE HEREOF. Each Obligor acknowledges that the foregoing waivers are a material inducement to Lender entering into this Amendment and that Lender is relying upon the foregoing in its dealings with such Obligor. Obligors have reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Amendment may be filed as a written consent to a trial by the court.

8.11          Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute but one and the same Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

BORROWERS:

INDUSTRIAL SERVICES OF AMERICA, INC.

By:  /s/ Todd L. Phillips

Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

7124 GRADE LANE LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Manager

By:  /s/ Todd L. Phillips

Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

7200 GRADE LANE LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Manager

By:  /s/ Todd L. Phillips

Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

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GUARANTORS:

ISA INDIANA, INC.

By:  /s/ Todd L. Phillips

 Todd L. Phillips, President, Secretary and Treasurer

ISA LOGISTICS LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Sole Member

By:  /s/ Todd L. Phillips

Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

ISA REAL ESTATE, LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Manager

By:  /s/ Todd L. Phillips

Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

7021 GRADE LANE LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Manager

By:  /s/ Todd L. Phillips

Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

ISA INDIANA REAL ESTATE, LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Manager

By:  /s/ Todd L. Phillips

Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

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LENDER:
BANK OF AMERICA, N.A.
By: /s/ Douglas Cowan
Name: Douglas Cowan
Title: Senior Vice President

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